Exhibit 10.31
                                                              -------------
                            SECURITY AGREEMENT
                            ------------------

A.   PARTIES

     1.   Touchstone Applied Science Associates, Inc.,
          Fields Lane, P.O. Box 382
          Brewster, New York  10509
          ("Debtor" hereafter)

     2.   MSB Bank
          35 Matthews Street
          Goshen, New York  10924
          ("Bank" hereafter)

B.   AGREEMENT

     Subject to the applicable terms of this security agreement, Debtor grants to Bank a security interest in the Collateral to secure the payment of the Obligation.

C.   OBLIGATION

     The following is "the Obligation" secured by this agreement:

     1. Promissory note dated August 28, 1997, in the amount of $300,000.00.

     2. All past, present, and future advances, of whatever type, by Bank to Debtor, and extension and renewals thereof, whatever or not of the nature contemplated at the date hereof.

     3. All existing and future liabilities, of whatever type, of Debtor to Bank and including (but not limited to) liability for overdrafts and as endorser and surety.

     4. All costs incurred by Bank to obtain, preserve, and enforce this security interest, collect the Obligation, and maintain and preserve the Collateral, and including (but not limited to) taxes, assessments, insurance premiums, repairs, reasonable attorneys fees and legal expenses, rent, storage costs, and expenses of sale.

     5. Interest on the above amounts, as agreed between Bank and Debtor, or if no such agreement, at the maximum rate permitted by law.

D.   COLLATERAL

     1. The security interest is granted in the following, hereinafter called the "Collateral":

          (a) all machinery, equipment, fixtures, appliances and furniture now owned or hereafter acquired by Debtor and wherever located.

          (b) all inventory now owned or hereafter acquired and products and proceeds thereof.

          (c) all accounts, contract rights, and accounts receivable, now or hereafter in existence and all proceeds thereof, and all returned or repossessed goods arising from or relating to any of said accounts or rights.

          (d) all substitutes and replacements for, accessions, attachments, and other additions to, and tools, parts, and equipment used in connection with any of the above.

          (e) all property similar to the above hereafter acquired by Debtor.

          (f) all general intangibles, now or hereafter acquired of arising.

          (g) all cash or non-cash proceeds of any of the foregoing, including insurance proceeds.

          (h) all ledger sheets, files, records, documents, and instruments (including, but not limited to, computer programs, tapes and related electronic data processing software) evidencing an interest in or relating to the above.

     2. The location of the office where records concerning rights are kept is Debtor s address above stated.

E.   AGREEMENTS OF DEBTOR

          1. Debtor will: take adequate care of the Collateral; insure the Collateral for such hazards and in such amounts as Bank directs, policies to be satisfactory to Bank; pay all costs necessary to obtain, preserve, and enforce this security interest, collect the Obligation, and preserve, and enforce this security interest, collect the Obligation, and preserve the Collateral, including (but not limited to) taxes, assessments, insurance premiums, repairs, reasonable attorneys fees and legal expenses, rent, storage costs, and expenses of sale; furnish Bank with any information on the Collateral requested by Bank; allow Bank to inspect the Collateral, and inspect and copy all records relating to the Collateral and the Obligation; sign any papers furnished by Bank which are necessary to obtain and maintain this security interest; assist Bank in complying with the Federal Assignment of Claims Act, where necessary to enable Bank to become an assignee under that Act; take necessary steps to preserve the liability of account debtors, obligors, and secondary parties whose obligations are part of the Collateral; transfer possession of all instruments, documents, and chattel paper which are part of the Collateral to Bank immediately, or to those hereafter acquired, immediately following acquisition; perfect a security interest (using a method satisfactory to Bank) in goods covered by chattel paper which is part of the Collateral; notify Bank of any change occurring in or to the Collateral, or in any fact or circumstance warranted or represented by Debtor in this agreement or furnished to Bank, or if any event of default occurs.

     2. Debtor will not (without Bank s consent): remove the Collateral from the locations specified herein; allow the Collateral to become an accession to other goods,; sell, lease, otherwise transfer, manufacture, process, assemble, or furnish under contracts of service, the Collateral to be affixed to real estate, except goods identified herein as fixtures.

     3. Debtor warrants: no financing statement has been filed with respect to the Collateral, which remains in effect, other than relating to this security interest; Debtor is absolute owner of the Collateral, and it is not encumbered other than by this security interest (and the same will be true of the Collateral acquired hereafter when acquired); all account debtors and obligors, whose obligations are part of the Collateral, are to the extent permitted by law prevented from asserting against Bank any claims or defenses they have against sellers.

F.   RIGHTS OF BANK

               Bank may, in its discretion, before or after default: terminate, on notice to Debtor, Debtor s authority to sell, lease, otherwise transfer, manufacture, process or assemble, or furnish under contracts of service, inventory Collateral, or any other Collateral as to which such permission has been given; require Debtor to give possession or control of the Collateral to Bank; endorse as Debtor s agent any instruments or chattel paper in the Collateral; notify account debtors and obligors on instruments to make payment directly to Bank; contact account debtors directly to verify information furnished by Debtor; take control of proceeds and use cash proceeds to reduce any part of the Obligation; take any action Debtor is required to take or otherwise necessary to obtain, preserve, and enforce this security interest, and maintain and preserve the Collateral, without notice to Debtor, and add costs of same to the Obligation (but Bank is under no duty to take any such action); release Collateral in its possession to Debtor, temporarily or otherwise; take control of funds generated by the Collateral, such as dividends, interest, proceeds or refunds from insurance, and use same to reduce any part of the Obligation; waive any of its rights hereunder without such waiver prohibiting the later exercise of the same or similar rights; revoke any permission or waiver previously granted to Debtor.

G.   MISCELLANEOUS

               The rights and privileges of Bank shall inure to its successors and assigns. All representations, warranties, and agreements of Debtor shall bind Debtors s successors and assigns. Definitions in the Uniform Commercial Code apply to words and phrases in this agreement. Debtor waives presentment, demand, notice of dishonor, protest, and extension of time without notice as to any instruments and chattel paper in the Collateral. Notice mailed to Debtor's address in A, or to Debtors, or to Debtors most recent changed address on file with Bank, at least five days prior to the related action (or, if the Uniform Commercial Code specified a longer period, such longer period prior to the related action), shall be deemed reasonable. A photographic or other reproduction of this agreement, or any financing statement signed by Debtor, is sufficient as a financing statement.

H.   DEFAULT

     1. Any of the following is an event of default: failure of Debtor to pay note in the Obligation in accordance with its terms, or any other liability in the Obligation when due, or if a demand obligation, on demand, or to perform any act or duty required by this agreement or any other provision of the Note or Term Loan Agreement; falsity of any warranty or representation in this agreement when made; substantial change in any fact warranted or represented in this agreement; involvement of Debtor in bankruptcy or insolvency proceedings;, dissolution, or other termination of Debtor s existence; merger or consolidation of Debtor with another; substantial loss, theft, destruction, sale, reduction in value, encumbrance of, damage to, or change in the Collateral; modification of any contract, the rights to which are part of the Collateral; levy on, seizure, or attachment of the Collateral; judgment against Debtor which is not paid or discharged pursuant to the provisions of the Term Loan Agreement; filing any financing statement with regard to the Collateral, other than relating to this security interest and other than purchase money financed equipment; Bank s belief that the prospect of any payment of any part of the Obligation or the performance of any part of this agreement, is materially impaired; default on the payment when due of any other indebtedness for borrowed money owed by the borrower to the bank any other person or entity and the expiration of applicable cure periods, or any obligation of the borrower for payment of borrowed money when it becomes or is declared to be due and payable prior to the expressed maturity thereof.


     2. When an event of default occurs, the entire Obligation becomes immediately due and payable at Bank s option without notice to Debtor, and bank may proceed to enforce payment of same and exercise any and all of the rights and remedies. When Debtor is in default, Debtor upon demand by Bank, shall assemble the Collateral and make it available to Bank at a place reasonably convenient to both parties. Debtor is entitled to any surplus and shall be liable to Bank for any deficiency, arising from accounts, contract rights, or chattel paper included in the Collateral through sale thereof to Bank.


I.   FIRST AND PROPER LIEN

          This security agreement grants to Bank a first and prior lien to secure the payment of the Obligation listed herein, and extensions and renewals thereof. If Bank disposes of the Collateral following default, the proceeds of such disposition available to satisfy the Obligation shall be applied first to the notes included therein, and thereafter to all remaining indebtedness secured hereby, as well as any other indebtedness owed to the bank, in the order in which such remaining indebtedness was executed or contracted. For purposes of this paragraph, an extended or renewed note will be considered executed on the date of the original note.


                                 Touchstone Applied Science Associates, Inc.




                                 By:  /s/ ANDREW L. SIMON
                                      -------------------
                                      President


Attest:



/s/ MAUREEN CRUSH
------------------
Attorney